Exhibit 99.1

Kabbage, Inc.
Kabbage Asset Securitization LLC – Asset-Backed
Notes, Series 2017-1
Consulting Report
THIS REPORT IS FOR KABBAGE, INC.’S INTERNAL USE ONLY AND SHOULD NOT BE RELIED
UPON BY ANY THIRD PARTY
February 14, 2017
For information related to this report, contact:
CBIZ MHM, LLC
401 Plymouth Road, Suite 200
Plymouth Meeting, Pennsylvania 19462
M. Michael Aquino Kristin Stanton
Lead Managing Director Manager
(610) 862-2737 (610) 862-2205
maquino@cbiz.com kstanton@cbiz.com
Exhibit 99.1

Kabbage, Inc.—Kabbage Asset Securitization LLC
Asset-Backed Notes, Series 2017-1 Consulting Report

Kabbage, Inc.
Consulting Engagement
Name: Kabbage Asset Securitization LLC – Asset-Backed Notes, Series 2017-1
Address: Kabbage, Inc.
730 Peachtree St. NE—Suite 350
Atlanta, GA 30308
Consultants: Kristin Stanton
Marialuisa Ciocca
Vincent Campellone
Report Date: February 14, 2017
Engagement Dates: February 7—14, 2017
Company Contact: Mr. Jeff Hodges, Chief Financial Officer

Kabbage, Inc.—Kabbage Asset Securitization LLC
Asset-Backed Notes, Series 2017-1 Consulting Report

February 14, 2017
PRIVATE & CONFIDENTIAL
Mr. Jeff Hodges—Chief Financial Officer
Kabbage, Inc.
730 Peachtree St. NE, Suite 350
Atlanta, GA 30308
Dear Mr. Hodges:
Please find our enclosed Consulting Report (“the Report”) which was prepared at the request of
Kabbage, Inc., as Originator, Seller and Servicer (“Kabbage” or “Client”) and Kabbage Asset
Securitization LLC (“Kabbage 2017-1”, “Issuer”, SPV” and “Company”) as it relates to the Asset-Backed
Notes, Series 2017-1 transaction (“Transaction”), which issuance date still needs to be determined, in accordance with the terms of our engagement letter dated February 9, 2017.
Client Acknowledgements
By acceptance of the Report, you acknowledge that (1) you have determined that the procedures we performed are the procedures that you requested us to perform, that you are solely responsible for the sufficiency of such procedures for your purposes, and that you do not require us to perform any further procedures, (2) we make no representations and express no opinion as to the sufficiency of the procedures for your purposes and had we performed additional procedures, other matters might have come to our attention that would have been reported to you, (3) the procedures that we performed should not be taken to supplant additional inquiries and procedures that you should undertake in your evaluation of the Transaction, (4) you have made available to us all financial records and related data that you received from the Company that you believe are necessary for us to complete our procedures, and (5)
the decision whether to consummate the Transaction lies solely with you, and neither our work nor our findings shall in any way constitute a recommendation whether you should or should not consummate the Transaction, or on what terms.
Limitations of Procedures
The procedures we performed do not constitute, in accordance with generally accepted auditing or other applicable professional standards, (1) an audit, review, or compilation of the Company’s historical financial statements or specified elements, accounts or items thereof as per the attestation standards established by the American Institute of Certified Public Accountants, (2) an examination or compilation of the Company’s prospective financial information, (3) an appraisal of the Company or of any of the
Company’s assets or liabilities or (4) an examination of the Company’s internal controls, and, accordingly, we express no opinion, limited assurance or any other form of assurance thereon and our work cannot be relied upon to disclose errors, fraud or illegal acts that may exist.
The Report contains a description of the following:
(i) the type of assets;
(ii) the sample size;
(iii) how the sample size was determined and, if applicable, computed; and
(iv) the scope and manner of the Services performed.

Kabbage, Inc.—Kabbage Asset Securitization LLC
Asset-Backed Notes, Series 2017-1 Consulting Report

None of the engagement Scope Procedures or Report was intended to address, nor did they address, the following:
(i) the value of collateral securing such assets;
(ii) the compliance of the originator of the assets with federal, state, and local laws and regulations; or
(iii) the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.
We have not verified the information we obtained or presented in the Report, unless specified therein.
Use of the Report
This letter and the Report are solely for your information and internal use and to assist you in the evaluation of the Transaction. You agree that without the prior written consent of CBIZ MHM, LLC
(“CBIZ”), you will not circulate, quote or otherwise refer to this Report or a copy of all or any portion thereof. Notwithstanding the foregoing, you may provide copies of the Report in accordance with the terms and conditions set forth in the Engagement Letter dated February 9, 2017 and to your legal representatives or other professional advisors solely for their informational use in connection with the
Transaction provided that (1) this letter shall be attached at the front of the Report at the time of disclosure, and (2) any such legal representative or other professional advisor has agreed to keep the
Report confidential and fully releases CBIZ from any liability arising out of, or in reliance upon, this
Report.
Updating the Report
We have no responsibility to update this letter or the Report for events or circumstances occurring after the date of this letter.
Very truly yours,
CBIZ MHM, LLC
By: ________________________________________
M. Michael Aquino, Lead Managing Director
CBIZ MHM, LLC
THIS REPORT IS FOR KABBAGE, INC.’S INTERNAL USE ONLY AND SHOULD NOT BE RELIED
UPON BY ANY THIRD PARTY

Kabbage, Inc.—Kabbage Asset Securitization LLC
Asset-Backed Notes, Series 2017-1 Consulting Report

Legal Notice
This Report is provided solely to Client for its internal use and information, pursuant to our Engagement
Letter dated February 9, 2017 with no third party beneficiaries being created thereby, and is subject in all respects to the terms and conditions of that letter, including restrictions on disclosure of this Report to third parties.
If this Report is received by anyone other than Client, the recipient is placed on notice that the attached
Report has been prepared solely for Client for their internal use and this Report and its contents may not be shared with or disclosed to anyone without the express written consent of Client and CBIZ MHM, LLC.
CBIZ MHM, LLC shall have no liability, and shall pursue all available legal and equitable remedies against recipient, for the unauthorized use or distribution of this Report to third parties.
Legal Representation
Client acknowledges and agrees that it is responsible for its own legal representation and guidance related to the Transaction and that it will consult its own legal resources before acting upon any deliverables CBIZ MHM, LLC provides under this Agreement. Client further acknowledges and agrees
CBIZ MHM, LLC is not a law firm and is not providing legal advice or analysis and that CBIZ MHM, LLC has not engaged legal counsel with respect to the services, and that matters of legal interpretation are beyond the scope of the Services. CBIZ MHM, LLC expressly disclaims any and all responsibility for the accuracy, adequacy, completeness or appropriateness of any legal document, relating to the Transaction or otherwise, reviewed during the performance of Services as outlined herein.

Kabbage, Inc.—Kabbage Asset Securitization LLC
Asset-Backed Notes, Series 2017-1 Consulting Report

General Information
During this engagement, CBIZ MHM LLC held discussions with the following individuals (collectively referred to as “management” in the report unless otherwise specified):
Contact Name Title/ Department
Kevin Phillips Head of Corporate Development
Brian Reene Corporate Development
Note: All samples were selected as stated in the Statement of Work included in the report unless specified by the Client. Slight mathematical variances may be noted in the tables presented due to rounding.
Terminology
The following terminology is used throughout this Report and is based on discussions with management.
Kabbage or Client Kabbage, Inc.
Kabbage 2017-1 or Company Kabbage Asset Securitization LLC
Issuers or SPV Kabbage Asset Securitization LLC
Loan Agreement Loan Agreement between Kabbage and Merchant
Big Fee Kabbage internal term for the First Month Fee Rate
EPP Flag Kabbage internal term for a Material Modification Flag
Loan Receivables or Loans

Kabbage, Inc.—Kabbage Asset Securitization LLC
Asset-Backed Notes, Series 2017-1 Consulting Report

EXHIBITS
Exhibit I.A Data File Integrity Test Schedule

Kabbage, Inc.—Kabbage Asset Securitization LLC
Asset-Backed Notes, Series 2017-1 Consulting Report

STATEMENT OF WORK
PURSUANT TO THE ENGAGEMENT LETTER
DATED FEBRUARY 9, 2017 BY AND BETWEEN
CBIZ MHM, LLC (“CBIZ”)
AND KABBAGE, INC. (“KABBAGE”, “SERVICER” OR “CLIENT”)
Relevant Entities:
Kabbage, Inc., as Originator, Seller and Servicer (“Kabbage” or “Client”) and Kabbage Asset
Securitization LLC (“Kabbage 2017-1”, “Issuer”, SPV” and “Company”) as it relates to the Asset-Backed
Notes, Series 2017-1 transaction (“Transaction”), which issuance date still needs to be determined.
Time Periods to be tested:
See the below Scope of Services
Location:
Atlanta, GA or remotely in CBIZ’s office
Additional Request:
Document all discussions with and inquiries of management.
Note: All samples are judgmentally selected unless specified by the Client.
Consultant report should provide for glossary of defined terms which will serve as a point of reference for all capitalized terms found in the consulting report.
Consultant report should provide for a table listing individuals at the Company that provided assistance and/or are referenced in the consultant report. Table should provide for the following: name, title, phone number, affiliation, and tenure.
Consultant report should separately identify material weaknesses from observations made that may represent improvements to the Company’s processes.

Kabbage, Inc.—Kabbage Asset Securitization LLC
Asset-Backed Notes, Series 2017-1 Consulting Report

SCOPE OF SERVICES
A. Data Integrity Test for the Asset-Backed Notes, Series 2017-1 Transaction
1. From the electronic data file provided by the Client, select a sample of the largest 100 loans and another 100 loans selected on a judgmental basis (total of 200 loans to be tested – “Sample
Group”) as of the end of the applicable collection period, which stills needs to be determined
(“Collection Period”) and perform the following data integrity test. For items marked below as
“confirm”, note whether the item is noted as part of the underlying Source documentation. For items marked as “compare”, agree the item on the data tape to the Servicer’s underlying operating system. For items marked as “calculate”, calculate the noted item listed below for accuracy :
a. Confirm and Compare Merchant name
b. Compare applicant FICO Score (at the time of origination)
c. Compare Merchant Kabbage Score (at the time of origination)
d. Compare the Merchant’s year founded date
e. Calculate the Merchant’s years in business
f. Calculate and Compare Merchant’s Outstanding Receivables Balance (as of the end of the
applicable Collection Period)
g. Compare the Merchant’s State personal address
h. Confirm and Compare the Merchant’s first month fee rate
i. Calculate the Merchant’s maturity date
j. Confirm and Compare the Merchant’s original term
k. Calculate the Merchant’s remaining term (as of the end of the applicable Collection Period)
l. Compare the Merchant’s material modification flag (as of the end of the applicable Collection
Period) (Y/N)
m. Compare the Merchant’s electronic v. non-electronic payments
n. Calculate and Compare the Merchant’s Delinquency status (as of the end of the applicable
Collection Period)
2. Document your testing results in a worksheet. In your written summary of results, note any exceptions and management’s response to such. Note that the names of Merchants should remain anonymous in documenting test results.

Kabbage, Inc. - Kabbage Asset Securitization LLC
Asset-Backed Notes, Series 2017-1 Consulting Report

A. Data Integrity Test for the Asset-Backed Notes, Series 2017-1 Transaction

1. The Client provided a loan data file tape as of December 31, 2016 for all loans in the portfolio with the top 100 hundred loans by outstanding receivable balance appropriately sorted. For this data file integrity test, the consultants were asked to judgmentally select another 100 loans. All 200 loans were tested according to the requested scope procedures.

   The Client provided the consultants with direct access to the Company's operating system ("Kore") and a file transfer site, Box. Management stated that the original application is online and flows into the Kore system. Therefore, the data file tape information for Merchant name, Merchant State Personal Address and Merchant's Years Founded Date was compared to the Kore system in lieu of a physical document. The original documentation that was confirmed with Merchant Name, Merchant Original Term, and First Month Fee Rate was the Merchant's Loan Agreement. The Client provided Kore system generated reports as of 12/31/2016 for Merchant's Outstanding Receivables Balance, Merchant's Delinquency Status, applicant FICO Score, and Merchant Kabbage Score. See additional information under the Data File Item Tested Table below.

   All of the items required to be tested were available or received by the consultants. The consultants' data file integrity test schedule for the data file integrity test can be found as Exhibit A.1.

   The consultants noted the following results and exceptions amongst the sampled 200 Merchants based on inquiry of management and testing:

DATA FILE ITEM TESTED	SAMPLE SIZE	NO EXCEPTIONS FOUND	EXCEPTIONS FOUND	%
a. Merchant name	200	200	0	0%
b. Applicant FICO Score	200	200	0	0%
c. Merchant Kabbage Score	200	200	0	0%
d. Merchant's Year Founded Date	200	200	0	0%
e. Merchant's Years in Business	200	200	0	0%
f. Merchant's Outstanding Receivables Balance	200	200	0	0%
g. Merchant's State Personal Address	200	200	0	0%
h. Merchant's First Month Fee Rate	200	200	0	0%
i. Merchant's Maturity Date	200	200	0	0%
j. Merchant's Original Term	200	200	0	0%
k. Merchant's Remaining Term	200	200	0	0%
l. Merchant's Material Modification Flag	200	200	0	0%
m. Merchant's Electronic vs. Non-Electronic Payments	200	200	0	0%
n. Merchant's Delinquency Status	200	200	0	0%

   (a) The Merchant Name on the data file tape was compared to the Company's operating system ("Kore") and confirmed to the Merchant Name on the Loan Agreement without exception.

   (b) The applicant FICO Score on the data file tape was compared to the Kore system generated report as of 12/31/2016 provided by management without exception.

14

Kabbage, Inc.—Kabbage Asset Securitization LLC
Asset-Backed Notes, Series 2017-1 Consulting Report

(c) The Merchant Kabbage Score on the data file tape was compared to the Kore system generated report as of 12/31/2016 provided by management without exception.
(d) The Merchant Year Founded Date on the data file tape was compared to the Year Founded
Date on Kore without exception.
(e) The Merchant’s Years in Business were calculated using the 12/31/2016 date less the provided Years Founded Date without exception.
(f) The Merchant’s Outstanding Receivables Balance as of 12/31/2016 on the data file tape was compared to a Kore system generated report as of 12/31/2016 and calculated without exception.
(g) The Merchant’s Personal State Address on the data file tape was compared to Personal
Information in Kore without exception.
(h) The Merchant’s First Month Fee Rate (BigFee) on the data file tape was compared to the
Kore system and confirmed to the Loan Agreement without exception.
(i) The Merchant Maturity Date on the data file tape was calculated without exception.
(j) The Merchant Original Term on the data file tape was compared to the Kore system and confirmed to the Loan Agreement without exception.
(k) The Merchant Remaining Term on the data file tape was calculated without exception.
(l) The Merchant Material Modification Flag (EPP Flag) on the data file tape was compared to the Kore system without exception.
(m) The Merchant Auto Pay status on the data file tape was compared to the auto-pay status in
Kore without exception.
(n) The Merchant Delinquency status on the data file tape was compared to the Kore system without exception.